Income Taxes - Schedule of Deferred Tax Assets and Liabilities (Details) - USD ($) $ in Thousands	Dec. 31, 2022	Dec. 31, 2021	Dec. 31, 2020
Deferred tax assets
Net operating loss carryforwards	$ 78,057	$ 64,527
Depreciation	(538)	(885)
Accrued expenses	531	393
Non-cash share-based compensation	2,686	4,900
Other	168	26
Total deferred tax assets	80,904	68,961
Valuation allowance	(80,369)	(68,584)	$ (24,450)
Net deferred tax assets	$ 535	$ 377